SUBSCRIPTION AGREEMENT

To:	WATAIRE INTERNATIONAL, INC.
       	21550 Oxnard Street. Suite 300
	Woodland Hills, CA 91367

On and subject to the terms and conditions contained herein, the undersigned (the "Subscriber") hereby subscribes for the purchase of the number of shares (the "Shares") of WATAIRE INTERNATIONAL, INC. (the "Company") set forth below at a price of US $0.48 per Share and Common Stock Purchase Warrants.

Number of Shares: 2,083,333 (the "Subscribed Shares")

Aggregate Subscription Price:  US $1,000,000.00 (the "Purchase Price")

Name of Subscriber:  	P204 Enterprises Ltd.

Address of Subscriber:  258 Camelot Ct
                        Kelowna, BC
                        V1V 1N2


1.	CLOSING AND PAYMENT; WARRANTS

	1.01	Subscription for Shares.  Payment for the Subscribed Shares
shall be completed upon execution and delivery of this Subscription Agreement by the electronic delivery of the Purchase Price to account of the Corporation at or before 5 PM (California time) on October 17, 2006. Delivery can be affected by check or wire transfer in accordance with instructions from the Company. Certificates representing the Shares subscribed for will be delivered to the Subscriber, in accordance with the instructions set out on the first page, not more then ten (10) business days after the Closing Date.

	1.02	Common Stock Purchase Warrant.  In connection with the payment for the Subscribed Shares, the undersigned shall also receive a warrant to purchase 2,083,333 shares of common stock of the Corporation (the "Warrant"). On the condition that the Warrant is exercised on or before April 30, 2007, the exercise price of the Warrant shall be US $0.85 per share; on the condition that the Warrant is exercised on or before October 31, 2007, the exercise price of the Warrant shall be US $1.00 per share; and on the condition that the Warrant is exercised on or before April 30, 2008, the exercise price of the Warrant shall be US $1.15 per share. The Warrant shall expire at 5:00 PM (California time) on April 30, 2008. A copy of the Warrant is attached hereto as Exhibit "A."

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the undersigned as follows:

	2.01.	Corporate Organization; Etc.  The Company is a corporation
duly organized, validly existing and in good standing under the laws of the State of Washington and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

	2.02.	Authorization; Enforcement.  The Company has the requisite
corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Subscription Agreement when duly executed and delivered by the Company in accordance with the terms hereof shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

	2.03.	No Violation.  Neither the execution and delivery of this
Subscription Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or Bylaws of the Company, or violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Company under, any agreement or commitment to which the Company is a party or by which the Company is bound, or to which the property of the Company is subject, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

      2.04.	Governmental Consents.  No consent, approval, order or
authorization of, or registration, qualification, designation, or declaration with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

      2.05.	Offering.  Subject in part to the truth and accuracy of the
undersigned's representations set forth in Section 3 of this Subscription Agreement, the offer, sale and issuance of the Shares as contemplated by this Subscription Agreement are exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act"), and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      2.06.	Valid Issuance of the Shares.  The Shares that are being
purchased by the undersigned hereunder, when issued, sold and delivered in accordance with the terms of this Subscription Agreement for the consideration expressed herein, will be duly and validly issued and outstanding, fully paid and non-assessable. Each subscriber will receive good and valid record title to the Shares purchased hereunder free and clear of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever, except as such may have been created by them.

3.	REPRESENTATIONS AND WARRANTEES OF THE UNDERSIGNED

The undersigned understands that the Shares are being offered and sold pursuant to exemptions from the registration requirements of the Securities Act afforded by Regulation S of the Rules and Regulations promulgated thereunder, that the undersigned is purchasing the Shares without being furnished with any offering materials, that this transaction has not been scrutinized by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state because of the small number of persons contacted in connection with an investment in the Shares and the private aspects of the Offering and the undersigned hereby represents and warrants to the Company as follows:

	3.01.	Organization; Authority.  The undersigned, (i) if a natural
person, represents that he has reached the age of twenty one (21) years and has full power and authority to execute and deliver this Subscription Agreement and any other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other legal entity, represents that (A) such entity was not formed for the specifically for the purpose of acquiring the Shares, (B) such entity was organized, and is validly existing and in good standing under the laws of the jurisdiction of its organization (C) such entity has the requisite power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares and the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, and (D) has been duly executed and delivered on behalf of such entity and is the legal, valid and binding obligation of such entity; or
(iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company and represents that this Subscription Agreement constitutes the legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the undersigned is a party or by which it is bound.

	3.02.	Purchase Entirely for Own Account.  This Subscription Agreement
is made with the undersigned in reliance upon the undersigned's representation to the Company, which by the undersigned's execution of this Subscription Agreement the undersigned hereby confirms, that the Shares issued to the undersigned are being acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Subscription Agreement, the undersigned further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

      3.03.	Disclosure and Review of Information.  (a) The undersigned
represents that (i) he has received and reviewed the Company's filings with the Securities and Exchange Commission for the last year, (ii) the Company has made available to the undersigned and his representatives, including his attorney, tax advisors, accountant and/or Subscriber representative (the "Representatives") for inspection all documents, records and books pertaining to an investment in the Shares and (iii) he and is Representatives, if any, have had an opportunity to ask questions and receive answers from the Company regarding the business of the Company and the terms and conditions of the Offering and the Shares. The undersigned believes he has received or has had available to him all the information he considers necessary or appropriate for deciding whether to purchase the Shares.

	3.04.	Risk of Investment. The undersigned is aware that an investment in the Shares involves a number of very significant risks. The undersigned is able (i) to bear the economic risk of his investment in the Shares; (ii) to hold the Shares indefinitely; and (iii) presently to afford a complete loss of an investment in the Shares; (iv) has adequate means of providing for current needs and personal contingencies, and (v) has no need for liquidity in an investment in the Shares.

	3.05.	Private Placement; Restrictions on Transferability of Shares.
The undersigned acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the undersigned's investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the undersigned's representation was predicated solely upon a present intention to hold the Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. The undersigned further understands that (i) the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, (ii) the Company is under no obligation to register the Shares, (iii) each certificate evidencing Shares will be imprinted with a legend which prohibits the transfer of such Shares unless they are registered or qualified or such registration or qualification is not required by reason of any exemption from federal and state securities laws, and (iv) the Company will require an opinion of the undersigned's counsel prior to authorizing the registration of any transfer of any of the Shares in reliance on an exemption from registration or qualification to the effect that the transfer is exempt from such registration or qualification.

      As more fully described in section 4.05, the undersigned shall hold harmless the Company and its directors, officers, employees and agents against any loss or liability from any disposition of the Shares by it in violation of this Section 2.05.

	3.06	Non-Assignability of Shares.  The undersigned is aware that
the Shares may not be assigned, transferred or otherwise negotiated by a subscriber under any circumstances, and that even if the undersigned obtains the opinion of counsel referenced in Section 2.05, above, he will not be able to affect a transfer of the Shares.

	3.07.	Accredited Investor. The undersigned is an "accredited
investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder by it.

	3.08.	Investment Experience.  The undersigned (i) has significant
prior investment experience, including investments in non-registered securities, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares, and (iii) has a sufficient net worth to sustain a loss of the entire investment in the Company in the event such a loss should occur. The undersigned's overall commitment to investments that are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The undersigned believes that an investment in the Shares is a suitable one for the undersigned.

	3.09.	No Extraneous Oral or Written Representations.  The
undersigned confirms that, in making a decision to invest in the Shares, he has relied exclusively on the information provided by the Company to him and/or his Representatives. The undersigned has not received nor has he relied upon any oral or written representations in connection with the offering of the Shares that are in any way inconsistent with the information contained herein.

      3.10.	No Review or Approval by SEC or any State Shares Commission.
The undersigned understands that neither the Securities and Exchange Commission nor any state securities commission (i) has approved or disapproved of or endorsed the Shares, or (ii) has determined if the Memorandum and other Offering Documents are truthful or complete.

      3.11.	No General Solicitation.  The Purchaser is not subscribing
for the Debentures as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

      3.12.	Representations and Warranties at Closing.  Except as
expressly herein otherwise provided, the representations and warranties of the undersigned set forth in this Agreement shall be true on, and as of, the Closing Date as though such representations and warranties were made on and as of such time.

	3.13.	Accuracy of Information; Reliance on Representations.  The
undersigned understands and acknowledges that (i) the Shares acquired and which may be acquired by it hereunder, are being or will be, offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations made by the undersigned herein and the undersigned hereby consents to such reliance. The undersigned represents to the Company that any information which the undersigned has heretofore furnished, or is furnishing to the Company herewith, is complete and accurate and the undersigned is aware that the Company will, and authorizes the Company to, rely on such information in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described herein. The undersigned further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of any of the Shares.

	3.14	Regulation S Representations.  The undersigned makes the
following additional warranties and representations to the Company:

		(a) 	The undersigned understands and acknowledges that
the Shares have not been and will not be registered under the Securities Act and may not be offered or sold in the United States or to, or for the benefit of, any "U.S. person" (as defined in Regulation S), unless the Shares are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act.

		(b) 	The Shares were offered and sold by the Company
pursuant to the terms of this Agreement and Regulation S, which permits the transfer of the Shares only to non "U.S. Persons" in "off-shore transactions" (as defined in Regulation S).

		(c) 	The undersigned is not acquiring the Shares as a
result of or in connection with any activity that would constitute "directed selling efforts" (within the meaning given that term in Regulation S) in the United States and the undersigned will not undertake any such "directed selling efforts" in connection with the Shares in the future.

		(d) 	The undersigned is not a "U.S. Person," as defined in
Rule 904 of Regulation S.

		(e) 	The undersigned was outside the United States at the
time (i) the offer to purchase and the sale of the Shares was made, (ii) the buy order was made for the Shares, and (iii) it executed this Agreement.

		(f) 	Unless registered under the Securities Act, the
undersigned agrees that any offer, sale or transfer of the Shares or the Conversion Shares or any interest therein to any non "U.S. Person" shall be made in accordance with the provisions hereof, the Note Agreement and Regulation S, and that the Company is under no obligation to register or recognize and may refuse the transfer of any of such securities by the undersigned unless said offer, sale or transfer is made in accordance with the provisions hereof the Note Agreement and Regulation S. The following provisions, among others which now exist or which may hereafter be enacted, apply to any proposed offer, sale or transfer of the securities to a non "U.S. Person;" provided, however, that the Company may refuse to register the transfer of the Shares despite a sale or transfer in conformity with the provisions described below and Regulation S, if it reasonably believes that such sale or transfer is being made in bad faith not in conformity with Regulation S:

			(i) 	The undersigned (and any subsequent holder of
any of the Shares which are transferred in accordance with the provisions hereof and Regulation S) must certify in writing that neither record nor beneficial ownership of any of such securities, or any interest therein, as the case may be, has been offered or sold in the United States or to or for the account or benefit of any U.S. Person.

			(ii) 	Any proposed transferee or holder of the
Shares must (A) certify in writing that it is not a U.S. Person and that it is not acquiring such securities for the account or benefit of a U.S. Person or if such transferee is a U.S. Person that it acquired such securities in a transaction that did not require registration under the Act and that it agrees to be bound by the restrictions on resale of any of such securities set forth herein or in Regulation S; (B) agree in writing to resell such securities only in accordance with the provisions hereof and Regulation S, except pursuant to registration under the Securities Act or pursuant to an available exemption from registration and must agree in writing not to engage in hedging transactions with regard to any of such securities unless in compliance with the Securities Act; and (C) agree in writing to the placement of a legend on the certificate(s) representing such securities substantially in the form set forth in Section 4, below, and to the placement of a stop transfer on the Shares on the stock books and records maintained by the Company or its transfer agent.

		(g) 	Legend on Certificates.  The Shares acquired by the
undersigned hereby will be, "restricted securities" as that term is defined in Rule 144 ("Rule 144") promulgated under the Securities Act and are subject to the restrictions on transfer imposed therein and pursuant to Regulation S.

		(h) 	The undersigned shall not engage in any activity for
the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Shares, or offer, sell or transfer the Shares, or any interest therein to, or for the account of benefit of, a U.S. Person.

		(i) 	The undersigned will not, directly or indirectly,
engage in any hedging transactions (as such term is defined in the Securities Act) with respect to the Common Stock unless such transactions are in compliance with the Securities Act.

		(k) 	If the undersigned publicly re-offers all or any
Shares in the United States, the undersigned (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an "underwriter" as defined in Section 2(11) of the Act. If the undersigned plans to make any such re-offer, it will consult with its counsel prior to any such re-offer in order to determine its liabilities and obligations hereunder, Regulation S, the Securities Act, and any applicable state securities laws.

4.	 OTHER AGREEMENTS OF THE PARTIES

	In connection with the undersigned's subscription for Shares and the Company's acceptance of such subscription, the undersigned and the Company covenant and agree as follows:

	4.01	Transfer Restrictions.

		(a) The undersigned acknowledges and agrees that (i) the Shares may not be assigned, transferred or otherwise negotiated by a subscriber under any circumstances; (ii) the Shares may be disposed of only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof and (iii) in connection with any transfer of any Shares, Warrants or Warrant Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

		(b) The undersigned agrees to the imprinting, so long as is required by this Section 4.01, of a legend on the certificates evidencing the Shares in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")
OR ANY OTHER SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM SUCH REGISTRATION CONTAINED IN REGULATION S UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS SUCH TERM IS DEFINED IN REGULATION S) EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO A REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

		(c) The undersigned acknowledges and agrees with the Company that the Company shall not be obligated to recognize or register any transfer of Shares made by the undersigned in a transaction that does not comply with the provisions of this Agreement and the undersigned hereby agrees to indemnify and hold the Company, its officers, director, agents, affiliates and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and any other registered owner of the securities of the Company, harmless from and against any and all damages, losses, liabilities, costs and expenses (including all costs incurred in prosecuting such rights and reasonable attorneys' fee), which it or they may incur in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever, arising out of or based upon any transfer of the Shares made by the undersigned that does not conform to the requirements of this Subscription Agreement.

      4.02  	Irrevocability; Binding Effect.  The undersigned acknowledges and agrees that the subscription hereunder is irrevocable, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of his heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgements herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

      4.03	Reliance on Representations; Indemnification  The undersigned acknowledges and understands that the offer nor sale of the Shares is not being registered under the Securities Act. The Company is relying on exemptions from the registration provisions of the Securities Act and state securities laws in making the Offering. In view thereof, the undersigned agrees to indemnify and hold the Company, its officers, director, agents, affiliates and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, and any other registered owner of the securities of the Company, harmless from and against any and all damages, losses, liabilities, costs and expenses (including all costs incurred in prosecuting such rights and reasonable attorneys' fee), which it or they may incur in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever, arising out of or based upon any false representation or warranty made by the undersigned herein or in any other documents provided by the undersigned to the Company or by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement.

	4.04.	Listing. The Company shall use its best efforts to maintain
the quotation of the Common Stock on the OTC Bulletin Board automated quotation system.

	4.05.	Remedies. The Subscriber acknowledges and agrees that it
shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

	4.06.	Confidentiality.

		(a) 	The undersigned shall keep confidential and shall
not use the trade secrets and other non-public information provided to him by the Company, or its agents in connection with the transactions contemplated hereby.

		(b) 	ALL INFORMATION CONTAINED IN THE SUBSCRIPTION
DOCUMENTS WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present the subscription documents to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission.

5.  MISCELLANEOUS

	5.01	Entire Agreement; Amendments.  This Subscription Agreement,
together with the Exhibits and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

	5.02	Notices.  Any and all notices or other communications or
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number of the Company specified in this Section prior to 4:30 p.m. (Pacific time) on a Business Day (defined below), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Subscription Agreement later than 4:30 p.m. (Pacific time) on any date and earlier than 11:59 p.m. (Pacific time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. For purposes of this Subscription Agreement, the term "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of California are authorized or required by law or other governmental action to close. The address for such notices and communications shall be as follows:

If to the Company:		WATAIRE INTERNATIONAL, INC.,
				21550 Oxnard Street. Suite 300
				Woodland Hills, CA 91367
				Fax Number:  310-362-8720

If to the Undersigned:	        P204 Enterprises Ltd.
                                258 Camelot Ct
	                        Kelowna, BC
                                V1V 1N2


or such other address as may be designated in writing hereafter, in the same manner, by such person.

	5.03	Amendments; Waivers.  No provision of this Subscription
Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the undersigned; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Subscription Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

	5.04	Headings.  The headings herein are for convenience only, do
not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof.

	5.05	Successors and Assigns.  This Subscription Agreement and the
rights, interests and obligations hereunder are not transferable or assignable by the undersigned and the transfer or assignment of the Shares shall be made only in accordance with all applicable law and in accordance with the provisions hereof.

	5.06	No Third-Party Beneficiaries.  This Subscription Agreement
is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

	5.07	Governing Law. This Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

	5.08 Execution. This Subscription Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

	5.09	Use of Pronouns.  All pronouns and any variations thereof
used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

      5.10	Survival of Representations and Warranties.  Each of the
representations and warranties of the undersigned subscriber made in
Section 3 hereof shall survive the execution and delivery hereof and delivery of the Shares.

      5.11	Severability.  In case any one or more of the provisions
of this Subscription Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Subscription Agreement.

(The remainder of this page is intentionally blank. The signature page follows.)

 IN WITNESS WHEREOF, the undersigned has entered into this Subscription Agreement on the date and at the place set forth below.



				Signature of Subscriber

				/s/ Brent Meikle

				_______________________________
                                Brent Meikle, President
                                P204 ENTERPRISES LTD.

At:  	Woodland Hills, California

Date:  	October 17, 2006


Accepted by the Company:

By:	/s/ Robert Rosner
        -----------------------
	Robert Rosner, President
	WATAIRE INTERNATIONAL, INC.